BILL OF SALE

BE  IT  KNOWN,  FOR  GOOD  CONSIDERATION,  AND  IN  PAYMENT  OF  THE  SUM  OF

              THREE HUNDRED ELEVEN THOUSAND SIX HUNDRED THIRTY NINE

                                  ($311,639.00)

THE  RECEIPT  AND  SUFFICIENCY  OF  WHICH  IS  ACKNOWLEDGED,  THE  UNDERSIGNED

                INTERNET BUSINESS'S INTERNATIONAL, INC. (SELLER)

HEREBY  SELLS  AND  TRANSFERS  TO

                          DCM ENTERPRISES, INC. (BUYER)

THE  FOLLOWING  EQUIPMENT  AS  IS  LISTED  AS  FOLLOWS:
                           ------

     SEE  ATTACHED  LIST:

THE SELLER WARRANTS TO BUYER IT HAS GOOD AND MARKETABLE TITLE TO SAID PROPERTY, FULL AUTHORITY TO SELL AND TRANSFER SAID PROPERTY IS SOLD FREE OF ALL LIENS, ENCUMBRANCES, LIABILITIES AND ADVERSE CLAIMS OF NATURE AND DESCRIPTION WHATSOEVER.

SELLER FURTHER WARRANTS TO BUYER THAT IT WILL FULLY DEFEND, PROTECT, INDEMNIFY AND HOLD HARMLESS THE BUYER FROM ANY ADVERSE CLAIM MADE THERETO BY ALL PERSONS WHOMSOEVER.

SAID PROPERTY IS SOLD IN "AS IS" CONDITION AND WHERE PRESENTLY LOCATED AT THE FOLLOWING ADDRESS.

ALPHA  TOOLING;  15100  RADIUS  PLACE,  SANTA  FE  SPRINGS,  CA  90760


SIGNED  THIS  29TH  DAY  OF  AUGUST  2003.


INTERNET  BUSINESS'S  INTERNATIONAL,  INC     DCM  ENTERPRISES,  INC


-----------------------------------------     ------------------------------
SELLER                                        BUYER

1  .  Bullard  56"  Cutmaster  V.T.L.  Model  75  Serial  30282

2. Bullard Cutmaster Heavy Duty 56" swing with vertical spindle side head and turret. Serial # 30282.

3.  Sinada  SB-100  #  271/482.

4.  Vickers  Inc.  Vertical  DrilMone  4  V2foot  depth  Model  F206D.

5.  Sodick  Model  A280L  /  Fine  Sodick  Mark  EX  EDW  Machine 9 T- I 196-SE.

6.  Genspark  America  CY-20Z  Machine  Unit  802212.

7.  Genspark  America  Model  DZNC  TD-25  Manufacturing  #  88289.

8.  Bridgeport  Model  1218  SN  036.

9.  same  as  above

10. OKK Machine Center MVC-500 w/Maas CNC control 5000C 20" T.C. taper SN 377 Manufacturing # MA93252X

11. OKK Machine Center MVC-500 w/Medlas CNC control SOOOC 20" T.C. taper S/N 377 Manufacturing # MA93252Y

12.  ENSHU  Machine  Center  650VX,  Serial  #0091908

13.  ENSHU  Machine  Center  Fanuc  Series  15-m  type  A02B-01  I  1-BO80.

14.  Okuma  Engine  Lathe  Type  L-S  18"  x  72"  cc  Serial  #  4106-9852

15.  Procedyne  Autoclave.

16.  Digital  temperature  controls  for  procedyne  furnaces.

17.  Procedyne  Furnace  Capacity  20"  x  60111700  lb.  load  each.

18.  Procedyne  Furnace  Capacity  20"  x  60"  1700  lb.  load  each

19.  Amada  Horizontal  Bandsaw  Model  HA500  SN  50000218.

20.  HAAS  SL30  CNC  Lathe  Serial  #  62803.

21.  Poreba  Engine  Lathe  42  "  x  23  "  cc  (40  IIP).

22.  Poreba  Engine  Lathe  Type  TRIOOB  SN  1139355.

23.  Monarch  Engine  Lathe  32"  x  72"  cc  Heavy Duty (rebuilt 1986) # 32360.

24.  TOS  Trencin  Engine  Lathe  Type  71B,  S/N  071200780376.

25. Comet 10" x 50", 3hp. variable speed Vertical milling machine. Model BPV3949 S/N 951017.

26.  Bridgeport  lhp.  vertical  milling  machine  s/n  J-98734, 9" x 42" table.

27.  Bridgeport  74-XA900-01  67  1900  20  2hp.  9"  x  42"  Table.

28.  Comet  10"  x  50"  3hp.  variable  speed Vertical milling machine. No S/N.

29. Lagun FT-1 Knee mill 2 hp. Table size 10" x 44", spindle taper R8, spindle speed 65 - 3000 rpm. Belt feed Travels:Knee 16", longitudinal 30", cross 16",max wt. of work 750# SIN 397.

30. Kiheung Milling Machine Model: kmv-2s, Class 1, speed 60-1800 rpm, lot 9 7981v-1, date 2-14-81.

31.  Okuma  LH35N  CNC  Lathe  with  OPS  3000  control  S/N  5507-1570.

32.  Okuma  LH35N  CNC  Lathe  with  OPS  3000  control  s/n  1570.

33.  Okuma  LH35N  with  OPS  2200  control  s/n  5304-1158.

34.  Blanchard  Nol6  grinder  with  42"  table  S/N  2806.

35.  Cincinnati  Bickford  Chipmaster  6'arm  x  19"column  s/n  6NE103.

36.  Media  Blast  Model  9  362830  s/n  185102.

37.  DoAll  16"  -vertical  bandsaw  model#  DBW-IA  s/n  6022345.

38.  Soiraluce  radial  drill  TRO-125-  4"  x  12"  Machine#  989-1499.

39.  Drill  bits.

40.  Heckert  Nfituomat  surface  grinder  8"  x  13"  table  S/N  3401-1/62.15.

41.SDAVER  vertical  milling  machine  s/n  0532  date  8-61.